EXHIBIT 99.1

NEWS

VEECO REPORTS THIRD QUARTER 2018 FINANCIAL RESULTS

Third Quarter 2018 Highlights:

•                  Revenues of $126.8 million, compared with $129.3 million in the same period last year

•                  GAAP net loss of $9.0 million, or $0.19 loss per diluted share

•                  Non-GAAP net income of $5.3 million, or $0.11 per diluted share

Plainview, N.Y., November 1, 2018 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third quarter ended September 30, 2018.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. dollars in millions, except per share data

GAAP Results	Q3 ‘18	Q3 ‘17
Revenue	$126.8	$129.3
Net income (loss)	$(9.0)	$(23.7)
Diluted earnings (loss) per share	$(0.19)	$(0.51)

Non-GAAP Results	Q3 ‘18	Q3 ‘17
Net income (loss)	$5.3	$2.4
Operating income (loss)	$8.0	$4.3
Diluted earnings (loss) per share	$0.11	$0.05

“Third quarter results were mixed with revenue coming in below our guided range due to broader market softness in China across all of our businesses, as well as a US foundry putting its 7nm FinFET program on hold.  However, Non-GAAP gross margin was better than guidance and led to Non-GAAP operating income, net income and EPS all coming in at the high end of our guided ranges,” commented William J. Miller, Ph.D., Chief Executive Officer.

“We are pleased with our bookings in the Front-End Semiconductor market which included EUV mask blank deposition systems, and a laser spike anneal system order from a market leader in a leading-edge application.  We remain encouraged by our growth prospects in compound semiconductor, advanced packaging and front-end semiconductor,” Dr. Miller concluded.

Q3 2018 Earnings Results Press Release

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2018:

•                  Revenue is expected in the range of $85 million to $105 million

•                  GAAP net income (loss) is expected in the range of ($26) million to ($19) million

•                  GAAP earnings (loss) per diluted share are expected in the range of ($0.56) to ($0.40)

•                  Non-GAAP operating income (loss) is expected in the range of ($10) million to ($3) million

•                  Non-GAAP earnings (loss) per diluted share are expected in the range of ($0.25) to ($0.09)

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 1, 2018, starting at 8:30am ET. To join the call, dial 1-866-288-0540 (toll free) or 1-323-794-2094 and use passcode 8093884. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco’s website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 5:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

New Accounting Standard

The Company adopted the new accounting standard, ASC 606, related to revenue recognition, effective January 1, 2018. The prior periods presented here have been recast to reflect the adoption of this new standard.

About Veeco

Veeco (NASDAQ: VECO) is a leading manufacturer of innovative semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam and single wafer etch & clean technologies play an integral role in producing LEDs for solid-state lighting and displays, and in the fabrication of advanced semiconductor devices. With equipment designed to maximize performance, yield and cost of ownership, Veeco holds technology leadership positions in all these served markets. To learn more about Veeco’s innovative equipment and services, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2017 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Anthony Bencivenga 516-677-0200 x1308	David Pinto 408-325-6157
abencivenga@veeco.com	dpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net sales	$126,757	$129,308	$443,110	$336,025
Cost of sales	80,372	78,779	284,651	215,150
Gross profit	46,385	50,529	158,459	120,875
Operating expenses, net:
Research and development	23,544	24,061	72,793	57,669
Selling, general, and administrative	20,186	29,771	70,842	71,574
Amortization of intangible assets	4,183	12,500	28,102	21,722
Restructuring	2,057	5,010	7,669	9,605
Acquisition costs	249	783	2,906	16,277
Asset impairment	—	2	252,343	1,139
Other, net	39	(140)	325	(228)
Total operating expenses, net	50,258	71,987	434,980	177,758
Operating income (loss)	(3,873)	(21,458)	(276,521)	(56,883)
Interest expense, net	(4,779)	(4,748)	(13,847)	(12,369)
Income (loss) before income taxes	(8,652)	(26,206)	(290,368)	(69,252)
Income tax expense (benefit)	301	(2,466)	(27,954)	(26,334)
Net income (loss)	$(8,953)	$(23,740)	$(262,414)	$(42,918)

Income (loss) per common share:
Basic	$(0.19)	$(0.51)	$(5.55)	$(1.00)
Diluted	$(0.19)	$(0.51)	$(5.55)	$(1.00)

Weighted average number of shares:
Basic	46,982	46,941	47,283	43,100
Diluted	46,982	46,941	47,283	43,100

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$213,506	$279,736
Restricted cash	828	847
Short-term investments	52,063	47,780
Accounts receivable, net	90,816	98,866
Contract assets	7,441	160
Inventories	149,832	120,266
Deferred cost of sales	2,986	15,994
Prepaid expenses and other current assets	23,400	33,437
Total current assets	540,872	597,086
Property, plant and equipment, net	80,626	85,058
Intangible assets, net	89,398	369,843
Goodwill	307,131	307,131
Deferred income taxes	2,183	3,047
Other assets	30,356	25,310
Total assets	$1,050,566	$1,387,475

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$65,042	$50,318
Accrued expenses and other current liabilities	40,430	58,068
Customer deposits and deferred revenue	64,443	112,032
Income taxes payable	1,819	3,846
Total current liabilities	171,734	224,264
Deferred income taxes	7,170	36,845
Long-term debt	284,369	275,630
Other liabilities	9,206	10,643
Total liabilities	472,479	547,382

Total stockholders’ equity	578,087	840,093

Total liabilities and stockholders’ equity	$1,050,566	$1,387,475

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended September 30, 2018	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$126,757				$126,757
Gross profit	46,385	513		1,489	48,387
Gross margin	36.6%				38.2%
Research and development	23,544	(709)			22,835
Selling, general, and administrative and Other, net	20,225	(1,890)		(753)	17,582
Net income (loss)	(8,953)	3,279	4,183	6,813	5,322

Income (loss) per common share:
Basic	$(0.19)				$0.11
Diluted	(0.19)				0.11
Weighted average number of shares:
Basic	46,982				46,984
Diluted	46,982				47,000

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended September 30, 2018
Restructuring	1,890
Acquisition related	249
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,411
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	236
Accelerated depreciation	595
Non-cash interest expense	2,968
Non-GAAP tax adjustment *	(536)
Total Other	6,813

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended September 30, 2017	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$129,308				$129,308
Gross profit	50,529	740		1,954	53,223
Gross margin	39.1%				41.2%
Research and development	24,061	(849)			23,212
Selling, general, and administrative and Other, net	29,631	(3,714)		(195)	25,722
Net income (loss)	(23,740)	6,170	12,500	7,504	2,434

Income (loss) per common share:
Basic	$(0.51)				$0.05
Diluted	(0.51)				0.05
Weighted average number of shares:
Basic	46,941				47,107
Diluted	46,941				47,327

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended September 30, 2017
Restructuring	4,143
Acquisition related	783
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,856
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Asset impairment	2
Non-cash interest expense	2,754
Non-GAAP tax adjustment *	(2,327)
Total Other	7,504

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Three months ended	Three months ended
	September 30, 2018	September 30, 2017
GAAP Net income (loss)	$(8,953)	$(23,740)
Share-based compensation	3,279	6,170
Amortization	4,183	12,500
Restructuring	1,890	4,143
Acquisition related	249	783
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,411	1,856
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	236	293
Accelerated depreciation	595	—
Asset impairment	—	2
Interest (income) expense	4,779	4,748
Income tax expense (benefit)	301	(2,466)
Non-GAAP Operating Income (loss)	$7,970	$4,289

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending December 31, 2018	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$85	-	$105				$85	-	$105

Gross profit	30	-	39	1	—	—	31	-	40
Gross margin	35%	-	37%				36%	-	38%

Net income (loss)	$(26)	-	$(19)	4	4	7	$(11)	-	$(4)

Income (loss) per diluted common share	$(0.56)	-	$(0.40)				$(0.25)	-	$(0.09)
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)

(unaudited)

Guidance for the three months ending December 31, 2018
GAAP Net income (loss)	$(26)	-	$(19)
Share-based compensation	4	-	4
Amortization	4	-	4
Restructuring	2	-	2
Accelerated depreciation	1	-	1
Interest expense, net	4	-	4
Income tax expense (benefit)	1	-	1
Non-GAAP Operating Income	$(10)	-	$(3)

Note: Amounts may not calculate precisely due to rounding.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.